MET INVESTORS SERIES TRUST

SUPPLEMENT DATED NOVEMBER 24, 2015

TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2015, AS AMENDED JULY 21, 2015,

AUGUST 20, 2015, AUGUST 28, 2015 AND SEPTEMBER 30, 2015

MFS® EMERGING MARKETS EQUITY PORTFOLIO

The Board of Trustees of Met Investors Series Trust (the “Trust”) has approved a change of subadviser for the MFS® Emerging Markets Equity Portfolio (the “Portfolio”) from Massachusetts Financial Services Company (“MFS”) to Aberdeen Asset Managers Limited (“Aberdeen”) to be effective on or about January 1, 2016, pursuant to a new subadvisory agreement between the Trust’s investment adviser, MetLife Advisers, LLC, and Aberdeen. Effective on or about January 1, 2016, the name of the Portfolio will change to Met/Aberdeen Emerging Markets Equity Portfolio, and, unless noted otherwise below, all references to the former name of the Portfolio contained in the Statement of Additional Information (the “SAI”) will change to the Portfolio’s new name and references in the SAI to MFS will change to Aberdeen. The Insurance Companies (as defined in the Portfolio’s Prospectus) may temporarily continue to refer to MFS and to the Portfolio by its original name in their forms and communications until such documents can be revised.

In connection with the changes described above, the following changes to the SAI for the Portfolio are effective on or about January 1, 2016:

In the subsection entitled “Investment Restrictions—MIST Portfolio 80% Investment Policy,” the following footnote is being added in reference to the Portfolio:

(4)

Effective January 1, 2016, the Portfolio changed its name from MFS® Emerging Markets Equity Portfolio to Met/Aberdeen Emerging Markets Equity Portfolio. The Portfolio retained its 80% investment policy and will notify shareholders of any change to that policy.

The reference to MFS as subadviser to the Portfolio is replaced with a reference to Aberdeen in the subsection entitled “Investment Advisory and Other Services—Subadvisory Arrangements for the MIST Trust and MSF Trust.”

In the sub-subsection under the heading “Investment Advisory and Other Services—Subadvisory Arrangements for the MIST Trust and MSF Trust—Ownership Information for the Subadvisers to the MIST Trust and MSF Trust,” the following description is added immediately preceding the paragraph referencing AllianceBernstein LP:

Aberdeen Asset Managers Limited (“Aberdeen”) is a Scottish company located at Bow Bells House, 1 Bread Street, London, England, EC4M9HH. Aberdeen is a wholly-owned subsidiary of Aberdeen Asset Management PLC.

In the subsection entitled “Investment Advisory and Other Services—Subadvisory Arrangements for the MIST Trust and MSF Trust—The MIST Portfolios’ Subadvisory Fee Schedules,” the information regarding the Portfolio is replaced with the following and the order of the footnotes is updated accordingly:

MIST Portfolio	Annual Percentage Rate	Average Daily Net Asset Value Levels
Met/Aberdeen Emerging Markets Equity Portfolio(l)	0.700%	First $250 million
	0.600%	Next $250 million
	0.550%	Next $500 million
	0.500%	Over $1 billion

Footnote (1) is deleted and replaced with the following:

(1)

Prior to January 1, 2016, the subadvisory fee rate for Met/Aberdeen Emerging Markets Equity was the annual rate of 0.800% of the first $250 million of the Portfolio’s average daily net assets, 0.700% of the next $250 million, 0.550% of the next $500 million and 0.500% of such assets over $1 billion. Prior to January 1, 2013, the subadvisory fee rate for Met/Aberdeen Emerging Markets Equity was the annual rate of 0.800% of the first $250 million of the Portfolio’s average daily net assets, 0.700% of the next $250 million, 0.600% of the next $500 million and 0.500% of such assets over $1 billion.

Aberdeen’s proxy voting policies and procedures, which are attached to this supplement, are added to Appendix B of the SAI.

In the subsection in Appendix C entitled “Portfolio Managers—MFS® Emerging Markets Equity Portfolio, MFS® Research International Portfolio, MFS® Total Return Portfolio and MFS® Value Portfolio,” all references to the Portfolio, including all references to Robert Lau, are deleted.

In the subsection in Appendix C entitled “Portfolio Managers,” the following disclosure is added:

Met/Aberdeen Emerging Markets Equity Portfolio (formerly, MFS® Emerging Markets Equity Portfolio)

Other Accounts Managed(1)

Name of Portfolio Manager and Portfolio(s) Managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets(2) in Accounts in Category	Number of Accounts in Category	Total Assets(2) in Accounts in Category
Hugh Young	Registered investment companies	21	$9,836,870,000	0	N/A
	Other pooled investment vehicles	79	$40,613,740,000	2	$367,690,000
	Other accounts	138	$32,804,750,000	17	$4,433,030,000
Devan Kaloo	Registered investment companies	11	$8,193,940,000	0	N/A
	Other pooled investment vehicles	25	$15,944,850,000	0	N/A
	Other accounts	61	$14,952,640,000	5	$1,137,360,000
Joanne Irvine	Registered investment companies	11	$8,193,940,000	0	N/A
	Other pooled investment vehicles	25	$15,944,850,000	0	N/A
	Other accounts	61	$14,952,640,000	5	$1,137,360,000
Mark Gordon-James, CFA	Registered investment companies	11	$8,193,940,000	0	N/A
	Other pooled investment vehicles	25	$15,944,850,000	0	N/A
	Other accounts	61	$14,952,640,000	5	$1,137,360,000
Nick Robinson, CFA	Registered investment companies	11	$8,193,940,000	0	N/A
	Other pooled investment vehicles	25	$15,944,850,000	0	N/A
	Other accounts	61	$14,952,640,000	5	$1,137,360,000

(1)	Information regarding other accounts managed is as of September 30, 2015.
(2)	Conversion rate to USD from GBP: 1.51475

Material Conflicts of Interest

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Portfolio’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Portfolio. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Portfolio also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Portfolio and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Portfolio will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of Aberdeen that the benefits from Aberdeen outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

Compensation

Aberdeen’s remuneration policies are designed to support our business strategy as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for our clients and shareholders. Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

The policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The aggregate value of awards in any year is dependent on the Aberdeen Group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards which are payable to all members of staff are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable). Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Any increase is to reflect inflation and is applied in a manner consistent with other Aberdeen Group employees; any other increases must be justified by reference to promotion or changes in responsibilities. The Policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies.

Annual Bonus

The Policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The Remuneration Committee determines the Key Performance Indicators that will be applied in considering the overall size of the bonus pool. In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

The deferral policy is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process looks at all of the ways in which an individual has contributed to the Aberdeen Group, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, the Aberdeen Group takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year—January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts they manage.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, the Aberdeen Group also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen Group’s environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

Ownership of Shares

In addition, as of September 30, 2015, neither Messrs. Young, Kaloo, Gordon-James and Robinson nor Ms. Irvine beneficially owned equity securities of the Portfolio.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SAI FOR FUTURE REFERENCE

Attachment

Aberdeen U.S. Registered Advisers

Summary of Proxy Voting Guidelines

as of March 4, 2015

Aberdeen and its affiliated U.S. registered advisers (the “Aberdeen Advisers”) have adopted a proxy voting policy. The proxy voting policy is designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interests of clients.

Voting decisions are made by the Aberdeen Advisers investment managers and are based on their knowledge of the company and discussions with management—Aberdeen Advisers’ investment managers consider explanations from companies about their compliance with relevant corporate governance codes and may refer to independent research from voting advisory services in reaching a voting decision. Where contentious issues arise in relation to motions put before a shareholders’ meeting, Aberdeen Advisers will usually contact the management of the company to exchange views and give management the opportunity to articulate its position. The long term nature of the relationships that we develop with investee company boards should enable us to deal with any concerns that we may have over strategy, the management of risk or governance practices directly with the chairman or senior independent director. In circumstances where this approach is unsuccessful, Aberdeen Advisers are prepared to escalate their intervention by expressing their concerns through the company’s advisers, through interaction with other shareholders or attending and speaking at General Meetings.

Aberdeen Advisers have implemented conflicts of interest procedures to ensure the appropriate handling of proxy voting decisions where there is a potential conflict of interest. The guiding principle of Aberdeen Advisers’ conflicts of interest policy is simple—to exercise our right to vote in the best interests of the clients on whose behalf we are managing funds. The key steps in this process include the prior identification of potential conflicts, cross-reference against any available third-party proxy voting recommendations and record-keeping of the voting rationale.

Aberdeen’s proxy voting policies are included in the Aberdeen Corporate Governance Principles and can be found on-line at: http://www.aberdeen-asset.com/doc.nsf/Lit/LegalDocumentationGroupCorporateGovernancePrinciples

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